UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Superior Venture Corporation

_______________________________________________________________________

(Exact name of registrant as specified in its charter)

Nevada

27-2450645

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                   (State of Incorporation or organization)

(I.R.S. Employer Identification No.)

1937 Mineral Avenue

Centennial, Colorado 80122

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                (Address of principal executive offices)

   (Zip Code)

 Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class

                     Name of each exchange on which

to be so registered

                        each class is to be registered

Common Stock

OTC-BB

_________________________________________

________________________________________________

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box.  ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box   ☐

Securities Act registration statement file number to which this form relates:   333-168136

Securities to be registered pursuant to Section 12(g) of the Act:

Not Applicable

________________________________________________________________________________________________

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered

Common Stock, 75,000,000 Shares authorized, par value $.001

Item 2. Exhibits

None.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Superior Venture Corporation

       By:  /s/Michael Moore

Michael Moore

Chief Executive Officer

Date:  October 6, 2011